1 Spirit Airlines Board of Directors Urges Stockholders to Reject JetBlue Tender Offer JetBlue Misleads Spirit and JetBlue Stockholders with Inaccurate Statements and Mischaracterizations Board Unanimously Recommends Stockholders Not Tender Their Shares Continues to Recommend that Stockholders Vote FOR the Merger with Frontier MIRAMAR, Fla., May 19, 2022 – Spirit Airlines, Inc. (“Spirit” or the “Company”) (NYSE: SAVE) today announced that its Board of Directors (the “Board”), after consultation with its outside financial and legal advisors, has unanimously determined that the unsolicited tender offer from JetBlue Airways Corporation ("JetBlue") (NASDAQ: JBLU) to acquire all outstanding shares of Spirit’s common stock for $30 per share in cash (the “Offer”) is NOT in the best interests of Spirit and its stockholders. In its comprehensive analysis, the Board determined that the JetBlue transaction faces substantial regulatory hurdles, especially while the Northeast Alliance (“NEA”) with American Airlines remains in effect, and is, as a result, not reasonably capable of being consummated and is not superior to Spirit’s agreed merger transaction with Frontier. Accordingly, the Spirit Board unanimously recommends that Spirit stockholders not tender any of their shares into the Offer and continues to recommend that stockholders vote FOR the merger agreement with Frontier. Additional information about the significant strategic and financial benefits of the merger with Frontier and voting instructions are at http://ir.spirit.com and in the proxy statement/prospectus mailed to Spirit stockholders on May 11, 2022. “JetBlue’s tender offer has not addressed the core issue of the significant completion risk and insufficient protections for Spirit stockholders,” said Mac Gardner, Chairman of the Board of Directors for Spirit Airlines. “Based on our own research and the advice of antitrust and economic experts, our view is that the proposed combination of JetBlue and Spirit lacks any realistic likelihood of obtaining regulatory approval, while our company faces a long and bleak limbo period as we await resolution. In that scenario, a $1.83 per share reverse break-up fee will not come close to adequately compensating Spirit stockholders for the significant business disruption Spirit will face during what JetBlue acknowledges will be a protracted regulatory process. Our pending merger with Frontier is advancing as planned, and we continue to recommend that Spirit stockholders vote FOR the merger with Frontier on June 10th, as we believe the combination of these two ULCCs is the best way to deliver maximum value to Spirit stockholders.” The Spirit Board conducted a comprehensive review of the Offer and recommends Spirit stockholders reject the Offer for the following reasons: • The JetBlue transaction faces very substantial regulatory hurdles, especially while the NEA is in effect o Spirit does not believe that the JetBlue transaction is likely to receive regulatory approval. o Spirit retained top-tier aviation and economic consultants and worked with JetBlue and its advisors for four weeks to reach an informed view about the regulatory risk posed by Exhibit 99.1

2 the JetBlue proposals of March 29 and April 29 and the subsequent JetBlue tender offer. In the end, after several weeks and counting, Spirit concluded that the consummation of the proposed JetBlue combination, with the NEA remaining in place, seemed almost inconceivable – especially given the cavalier manner in which JetBlue intends to address the significant regulatory risk. o The U.S. Department of Justice (DOJ) is currently suing JetBlue and American Airlines, alleging that the NEA is anti-competitive. Not only Spirit, but also many other airlines and air travel constituencies have publicly opposed the NEA on grounds that it is anticompetitive. Spirit does not believe that the JetBlue proposal to acquire Spirit will be approved by the DOJ in light of that litigation. o Moreover, Spirit does not believe the DOJ, or a court, will be persuaded that JetBlue should be allowed to form an anticompetitive alliance that aligns its interests with a legacy carrier (American) and then undertake an acquisition that will eliminate the largest ULCC carrier in the U.S. (Spirit). o Nonetheless, by insisting on prioritizing its position in the NEA as it pursues a Spirit merger, JetBlue effectively imposes this heightened regulatory risk entirely on Spirit stockholders. o Even putting aside the NEA, Spirit believes the DOJ – and a court – will be very concerned that a JetBlue-Spirit combination will result in a higher-cost/higher fare airline that would eliminate a lower-cost/lower fare airline and remove about half of the ULCC capacity in the United States. o The conversion of Spirit aircraft to JetBlue configuration will result in significantly diminished capacity on former Spirit routes, and, as JetBlue has stated, will also result in higher prices for consumers. • JetBlue’s proposed divestitures are highly unlikely to resolve the DOJ’s concerns given the NEA’s alignment of JetBlue’s and American’s incentives across the country o JetBlue’s proposed divestiture of Spirit assets in New York and Boston does not address the broader competitive implications of effectively merging Spirit into JetBlue’s alliance with American. o The DOJ has alleged that “the harms threatened by the [NEA] … extend well beyond Boston and New York City. … The [NEA] allows American to forgo independent growth that would have benefited consumers. By effectively absorbing JetBlue’s operations in Boston and New York City, American can reduce investments not just in those cities, but also in other parts of its network where it otherwise would maintain or add service. Consequently, consumers across the country will have fewer options and pay higher fares.” o Current DOJ antitrust leadership has expressed deep skepticism about the effectiveness of divestiture remedies and a preference for seeking to block transactions rather than accept divestiture-based settlements. • JetBlue’s offer puts the risk of the antitrust condition NOT being satisfied on Spirit stockholders o Any JetBlue transaction cannot close without HSR approval, which even JetBlue concedes could take up to 24 months. Spirit shareholders are being asked to bear substantial risks without commensurate protections.

3 o The Spirit Board expects the DOJ would bring a lawsuit to block the acquisition, and that any such lawsuit is unlikely to be resolved until between 18 and 24 months after the date of JetBlue’s initial HSR filing. o During the extensive discussions held between Spirit and JetBlue, JetBlue itself admitted that a lawsuit from DOJ seeking to block the merger was a 100% certainty; therefore, JetBlue would have to prevail or settle (which would be contrary to DOJ’s avowed enforcement approach) in order to consummate its proposed acquisition of Spirit. • JetBlue’s conditions to the Offer also subject Spirit stockholders to significant risk from fluctuating market conditions and stock market volatility o The Offer excuses JetBlue from consummating the transaction if there is any decline in either the Dow Jones, the S&P 500 or the NASDAQ-100 Index by an amount in excess of 10%, measured from the close of business on May 13, 2022, prior to receipt of regulatory approval, which could take up to two years. o Since JetBlue first submitted its proposal to acquire Spirit on March 29, 2022, the Dow Jones is down 10.8%, the S&P 500 is down 15.3% and the NASDAQ-100 is down 21.7%. • Debt financing for an acquisition of Spirit by JetBlue remains questionable o According to JetBlue, the financing commitment letters have an expiration date 14 months from the date of the commitment letters, with certain possible extensions that are subject to (undisclosed) conditions. The Spirit Board believes the regulatory review and challenge process for any acquisition by JetBlue would likely require more than 14 months. In public comments issued on Monday, May 16, 2022, JetBlue misleads Spirit and JetBlue stockholders with inaccurate statements and mischaracterizations. The facts are: • Spirit Airlines’ independent Board is acting in the best interests of all Spirit stockholders and engaged constructively with JetBlue o Seven of Spirit’s eight Board members are independent. The Board has been advised by outside legal counsel and financial advisors and conducted a thorough process in evaluating JetBlue’s original proposal. o Spirit’s Board made the requisite determination to allow Spirit to enter into a non- disclosure agreement with JetBlue to allow discussions. o Spirit shared projections with JetBlue’s financial advisors and provided voluminous documentary due diligence material through a secure virtual data room. o Spirit’s antitrust advisors spent many hours, involving seven separate calls, with JetBlue’s antitrust advisors seeking to understand the anti-trust risks of the JetBlue proposal and JetBlue’s plans to address those risks. o Following a two-hour call with the JetBlue CEO, CFO and members of its management team in which Spirit’s management team addressed all of the questions asked by the JetBlue team, JetBlue and its advisors thanked Spirit for their openness and transparency. • Spirit believes JetBlue’s proposals and offer are a cynical attempt to disrupt Spirit’s merger with Frontier, which JetBlue views as a competitive threat o JetBlue claims it has harbored an interest in a combination with Spirit for “many years.” Yet JetBlue waited over seven weeks after the announcement of the Frontier merger

4 agreement to submit a proposal to acquire Spirit, and JetBlue chose to launch the Offer shortly after the merger proxy statement for the Frontier merger was mailed to Spirit stockholders. That timing does not seem coincidental. o Spirit and JetBlue’s CEOs know each other well and Spirit and JetBlue speak regularly on general industry matters, especially recently as both carriers were managing through the pandemic, but JetBlue has never indicated any interest in a combination with Spirit. Moreover, Spirit’s former CEO sits on the Board of JetBlue. JetBlue’s familiarity with Spirit would have made it easy for it to initiate engagement regarding a combination at any time. • JetBlue’s focus on Spirit appears to be an attempt to distract from the fact that JetBlue’s own business is in disarray o Since March 29, the date of JetBlue’s initial proposal to acquire Spirit, JetBlue’s stock has fallen about 34%. Indeed, JetBlue’s stock price has repeatedly fallen whenever JetBlue makes public comments regarding a proposed transaction with Spirit. JetBlue stockholders obviously agree that that their company’s quixotic offer for Spirit is a dead end, posing substantial risks to their own business. o As noted in multiple public reports, JetBlue “has a host of issues to resolve in-house.” As stated by Emilie Feldman, a management professor at the University of Pennsylvania’s Wharton School, “A lot of times companies will do acquisitions to avoid having to fix their own house. Sometimes it’s better to let the acquisition go and fix your own business.” (CNBC, May 6, 2022). o JetBlue has run last or near last in DOT operational metrics in 2022 and for the past several years. • JetBlue’s claims about the so-called ‘JetBlue Effect’ are based on economic modeling that Spirit believes has significant defects and overstates the impact of JetBlue on legacy carriers, when in reality, it is Spirit that continues to be a check on other airlines’ fares – including JetBlue’s o After receiving the summary output of JetBlue’s economic model from JetBlue’s advisors, Spirit’s economic consultants identified reasons to doubt that such an effect would significantly exceed any similar “ULCC effect.” JetBlue’s illusory Offer would deprive Spirit stockholders of the long-term benefits and deprive consumers of savings expected to result from the Frontier merger • Spirit stockholders would not have the opportunity to participate in the upside from airline industry recovery and benefits from the Frontier transaction o JetBlue’s Offer comes at a time when airline stocks are trading significantly below their pre-pandemic levels. The airline industry recovering to pre-pandemic levels would alone deliver Spirit shareholders value well in excess of JetBlue’s offer. o JetBlue is asking Spirit shareholders to submit to a cap on their value at $30/share, and be forced to wait for up to two years to receive their cash, while the rest of the industry’s shareholders get to participate in a full post-pandemic recovery. o Unlike the Frontier transaction, in JetBlue’s Offer, Spirit stockholders will not participate in substantial ongoing synergies created in the combined business. In the Frontier

5 combination, Spirit stockholders continue to own 48.5% of the combined company and thereby participate in its future growth. • The Spirit and Frontier merger will create America’s most competitive ultra-low fare airline o A combination of Spirit and Frontier is a merger of two ULCCs producing $1 billion of consumer benefit and synergies derived from more flying on existing assets. o On a combined basis, the company would have annual revenues of ~$5.3 billion based on 2021 results. o The combined airline will add new routes and offer more than 1,000 daily flights to over 145 destinations in 19 countries across complementary networks. o Once combined, Frontier and Spirit expect to deliver annual run-rate operating synergies of $500 million once full integration is completed, which will be primarily driven by scale efficiencies and procurement savings across the enterprise with approximately $400 million in one-time costs. The basis for the Board's decision is set forth in the Solicitation/Recommendation Statement on Schedule 14D-9 (the "Schedule 14D-9") filed today with the U.S. Securities and Exchange Commission. Barclays and Morgan Stanley & Co. LLC are serving as financial advisors to Spirit, and Debevoise & Plimpton LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as legal advisors. About Spirit Airlines Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before. Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean and are dedicated to giving back and improving those communities. Come save with us at spirit.com. Additional Information About the JetBlue Tender Offer Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit’s Investor Relations website at https://ir.spirit.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or

6 qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier's and Spirit's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's and Spirit's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties

7 cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; and other risks and uncertainties set forth from time to time under the sections captioned "Risk Factors" in Frontier's and Spirit's reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Investor inquiries: DeAnne Gabel (954) 447-7920 investorrelations@spirit.com Okapi Partners LLC Bruce Goldfarb/Jason Alexander (212) 297-0720 info@okapipartners.com

8 Media inquiries: Erik Hofmeyer Media_Relations@spirit.com Sard Verbinnen & Co. Andrew Cole / Robin Weinberg / Columbia Clancy (212) 687-8080 Spirit-SVC@sardverb.com